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                                 AMENDMENT NO. 1 TO
                    AMENDED AND RESTATED REIT ADVISORY AGREEMENT
                             CHURCH LOAN ADVISORS, INC.

     THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED REIT ADVISORY AGREEMENT is entered into as of this 1st day of January, 1999, between AMERICAN CHURCH MORTGAGE COMPANY, a Minnesota corporation (the "Company"), and CHURCH LOAN ADVISORS, INC., a Minnesota corporation (the "Advisor").

     WHEREAS, the Company and the Advisor are parties to that certain Amended and Restated REIT Advisory Agreement dated as of May 19, 1995 (hereinafter the "Advisory Agreement"); and

     WHEREAS, the Advisor and the Company desire to amend the provisions of the Advisory Agreement and evidence such amendment by this Agreement;

     NOW, THEREFORE, in consideration of the foregoing, and the promises and mutual covenants and agreements hereinafter set forth, the parties agree that the Advisory Agreement is hereby amended as follows:

     1. ARTICLE VII - TERM AND TERMINATION, Section 7.3 "Termination Fee" is hereby deleted in its entirety and shall no longer have any force and effect. This Section 7.3 shall be deemed to be "left blank" for all future purposes and other Sections of Article VII shall remain as originally designated.

     2. Except as specifically set forth in "1" above, the Advisory Agreement shall remain in full force and effect in accordance with its original terms and provisions.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Advisory Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                       AMERICAN CHURCH MORTGAGE COMPANY



                                       By:
                                           -----------------------------------
                                              David G. Reinhart, President


                                       CHURCH LOAN ADVISORS, INC.


                                       By:
                                           -----------------------------------
                                               Philip J. Myers, President